UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 1, 2008
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On May 1, 2008, Affiliated Computer Services, Inc. (the “Company”) held a Fiscal Year 2008 Third Quarter Earnings Conference Call on its website. Attached as Exhibit 99.1 is a copy of the transcript of the Company’s presentation during that call and the questions and answers following the presentation. Attached as Exhibit 99.2 are the slides presented during that call on the Company’s website.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the script of the Company’s presentation during the call and the questions and answers following the presentation attached as Exhibit 99.1 and the slides presented during the call attached hereto as Exhibit 99.2 are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibits 99.1 and 99.2 referenced below and the information set forth therein are deemed to be furnished pursuant to Item 7.01 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
     (d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Transcript of Fiscal Year 2008 Third Quarter Earnings Conference Call webcast on May 1, 2008.

99.2	Slide presentation appearing on Company’s website in connection with Fiscal Year 2008 Third Quarter Earnings Conference Call webcast on May 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: May 7, 2008	By:	/s/ Kevin Kyser
		Name:	Kevin Kyser
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Transcript of Fiscal Year 2008 Third Quarter Earnings Conference Call webcast on May 1, 2008.

99.2	Slide presentation appearing on Company’s website in connection with Fiscal Year 2008 Third Quarter Earnings Conference Call webcast on May 1, 2008.

4